Pursuant to Rule 497(e)
                            Registration No. 33-24962
                      Investment Company Act No.: 811-5186

                             American Skandia Trust
    Supplement dated April 7, 1997 to the Prospectus dated December 30, 1996


                Twentieth Century International Growth Portfolio

         Effective April 7, 1997, Mark S. Kopinski became a portfolio manager member of the portfolio team responsible for management of the Twentieth Century International Growth Portfolio, replacing Theodore Tyson. Mr. Kopinski, Vice President and Portfolio Manager for American Century Investment Management, Inc. ("American Century") (formerly Investors Research Corporation), rejoined American Century in April 1997. From June 1995 to March 1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc. Prior to June 1995, Mr. Kopinski was a Vice President and Portfolio Manager for American Century.